Aptus International Enhanced Yield ETF
Schedule of Investments
January 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 86.9%	Shares	Value
Developed Market Equity - 59.4%
iShares Core MSCI International Developed Markets ETF (a)	2,191,019	$147,521,309

Emerging Market Equity - 27.5%
SPDR Portfolio Emerging Markets ETF (a)	1,767,355	68,449,659
TOTAL EXCHANGE TRADED FUNDS (Cost $201,200,420)		215,970,968

SHORT-TERM INVESTMENTS - 13.0%		Value
Equity-Linked Notes - 9.2%	Par
BNP Paribas Issuance B.V., ELN, (linked to iShares MSCI EAFE ETF), 30.53%, 02/13/2025 (b)	$7,600,000	6,969,081
Citigroup Global Markets Holdings, Inc., ELN, (linked to iShares MSCI EAFE ETF), 28.37%, 02/21/2025 (b)	8,300,000	8,227,487
UBS AG, ELN, (linked to iShares MSCI EAFE ETF), 27.00%, 02/06/2025 (b)	7,900,000	7,666,374
		22,862,942

Money Market Funds - 3.8%	Shares
First American Treasury Obligations Fund - Class X, 4.31% (c)	9,549,242	9,549,242
TOTAL SHORT-TERM INVESTMENTS (Cost $33,349,242)		32,412,184

TOTAL INVESTMENTS - 99.9% (Cost $234,549,662)		248,383,152
Other Assets in Excess of Liabilities - 0.1%		184,634
TOTAL NET ASSETS - 100.0%		$248,567,786
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2025, the value of these securities total $22,862,942 or 9.2% of the Fund’s net assets.

(c)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Aptus International Enhanced Yield ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$215,970,968	$–	$–	$215,970,968
Equity-Linked Notes	–	22,862,942	–	22,862,942
Money Market Funds	9,549,242	–	–	9,549,242
Total Investments	$225,520,210	$22,862,942	$–	$248,383,152

Refer to the Schedule of Investments for further disaggregation of investment categories.